Filing:    Rule 497(e)'33 Act
                                               File Nos.  2-98441
                                                          811-4327



                          SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I

                       Supplement dated December 10, 2004

The following supplements information contained in your prospectus under "Investments of the Variable Life Account - Transfers."

Market Timing/Short-Term Trading. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the Portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase Portfolio transaction costs, hurt performance, and be disruptive to management of a Portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a Portfolio in accordance with its investment objective and policies). Management of the Funds will monitor purchases and redemptions of Fund shares. If management of a Fund becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a Portfolio or materially increasing Portfolio transaction costs ("Disruptive Short-Term Trading"), the Fund may impose restrictions on such trading. The Company also reserves the right to take other actions to restrict trading including, but not limited to:

o restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail),
o restricting the number of transfers per year and to restrict transfers made on consecutive days, and o restricting transfers into and out of certain Subaccounts.

The Funds available with your Policy may impose more restrictive limits than the Company may impose on your ability to purchase and redeem Fund shares, including minimum holding periods ("holding periods") of Fund shares after purchasing such shares. In addition, certain Funds currently impose, and other Funds may in the future impose, redemption fees on exchanges if the shares are redeemed before the holding periods expire. You should consult the Fund prospectuses and/or supplements for more information regarding a Fund's restrictions imposed on purchases and redemptions.

Further, the Company reserves the right to defer the transfer privilege at any time when it is unable to purchase or redeem shares of the underlying Funds.

Policy owners should note that while the Funds and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Funds and the Company will successfully impose restrictions on all Disruptive Short-Term Trading.